UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 22, 2020

THERAVANCE BIOPHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-36033	98-1226628
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

PO Box 309

Ugland House, South Church Street

George Town, Grand Cayman, Cayman Islands KY1-1104

(650) 808-6000

(Addresses, including zip code, and telephone number, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Share $0.00001 Par Value	TBPH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Registration Rights Agreement

On June 22, 2020, GSK Finance (No.3) plc (the “Issuer”) completed its previously announced offering (the “Offering”) of $280,336,000 of its exchangeable senior notes due 2023 (the “Notes”), which are exchangeable into ordinary shares (the “Shares”) of Theravance Biopharma, Inc. (the “Company”). The notes are guaranteed by GlaxoSmithKline plc (“GSK”) under the indenture and will be exchangeable at the option of noteholders on any business day on or after September 1, 2020. Upon exchange of the notes, the Issuer expects to deliver ordinary shares of the Company but may at its option under certain circumstances, deliver cash or a combination of ordinary shares and cash. The Company will not receive any of the proceeds from the sale of the Notes or any financial benefit from the exchange of the Shares.

At the closing of the Offering, the Company entered into a registration rights agreement, dated as of June 22, 2020 (the “Registration Rights Agreement”), with the Issuer and GSK, covering resales of the Shares received by noteholders upon exchange of their Notes. Pursuant to the Registration Rights Agreement, the Company has agreed to (1) file a shelf registration statement with the Securities and Exchange Commission (“SEC”) covering resales of the Shares received by noteholders upon exchange of the Notes and (2) use all reasonable efforts to cause the shelf registration statement to become effective under the Securities Act on or prior to September 1, 2020; and use its reasonable efforts to keep the shelf registration statement effective after its effective date until the earlier of: (i) the sale under the shelf registration statement or Rule 144 under the Securities Act of all of the Shares delivered upon exchange of the Notes; (ii) the date on which all of the Shares remaining to be sold under the shelf registration statement (in the reasonable opinions of counsel to GSK and the Issuer) may be immediately resold to the public under Rule 144 under the Securities Act or any successor provision; or (iii) six months from June 22, 2023 (the “Maturity Date”). The Company will have the right to suspend use of the shelf registration statement during specified periods of time under certain circumstances.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, which is filed as Exhibit 10.1 hereto.

Waiver and Assignment of Registration Rights and Voting Agreement

On June 22, 2020, the Company entered into an agreement with the Issuer and Glaxo Group Limited (“GGL”) under which the Issuer and GGL agreed to waive all notice rights and registration rights under the registration rights agreement dated March 3, 2014, as amended on February 10, 2020 (the “Waiver and Assignment of Registration Rights and Voting Agreement”). The parties to the Waiver and Assignment of Registration Rights and Voting Agreement have further agreed that the waiver of such registration rights will terminate upon the earlier of (i) the maturity date of the Notes; (ii) any such other date on which the Notes are no longer issued and outstanding; or (iii) at any time that GGL or the Issuer, as the case may be, determines that it can no longer continue to own the shares under applicable laws or regulations.

The Waiver and Assignment of Registration Rights and Voting Agreement also provides that the Issuer and GGL will vote the Shares on all matters, at the election of the Issuer, either in accordance with the recommendation of the independent directors of the board of the Company or in proportion to the votes cast by the other holders of Ordinary Shares, unless the matter involves (i) any proposal to issue Ordinary Shares that would result in any person or group (within the meaning of Section 13(d)(3) of the Exchange Act) other than the Issuer and its affiliates owning or having the right to acquire or intent to acquire beneficial ownership of 20% or more of the outstanding Shares or (ii) any change in control of the Company. The voting arrangement under the Waiver and Assignment of Registration Rights and Voting Agreement terminates upon the earliest of (i) the maturity date of the Notes, (ii) a change in the composition of more than 50% of the members of the board of directors of the Company as of the date of the agreement and (iii) the effective time of a change in control of the Company.

The foregoing description of the Waiver and Assignment of Registration Rights and Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Waiver and Assignment of Registration Rights and Voting, which is filed as Exhibit 10.2 hereto.

Cooperation Agreement

On June 22, 2020, the Company entered into a cooperation agreement with the Issuer and GSK (the “Cooperation Agreement”), under which the Issuer and GSK will provide certain notices and information to the Company in relation to the Notes and the exchange of the Notes and the Issuer will exercise its option to cash settle exchanges of the Notes under the terms of the Notes only under certain circumstances (such as where it is practically difficult to deliver the noteholder’s pro rata share of the property to be delivered on exchange of the Notes or where the Notes submitted for exchange have an aggregate principal amount of less than $1,000,000).

The foregoing description of the Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the Cooperation Agreement, which is filed as Exhibit 10.3 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	Registration Rights Agreement among Theravance Biopharma, Inc., GSK Finance (No.3) plc and GlaxoSmithKline plc dated June 22, 2020.

Exhibit 10.2	Waiver and Assignment of Registration Rights and Voting Agreement among GSK Finance (No.3) plc, Glaxo Group Limited and Theravance Biopharma, Inc. dated as of June 22, 2020.

Exhibit 10.3	Cooperation Agreement among Theravance Biopharma, Inc., GSK Finance (No.3) plc and GlaxoSmithKline plc dated June 22, 2020.

104	Cover Page Interactive Data File (cover page XBRL tags embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE BIOPHARMA, INC.

Date: June 25, 2020	By:	/s/ Andrew Hindman
Andrew Hindman
Senior Vice President and Chief Financial Officer